Inventory	12 Months Ended
Dec. 31, 2021
Classes Of Inventories [Abstract]
Inventory
12.	Inventory
As at	December 31, 2021	December 31, 2020
Harvested cannabis	22,710	20,358
Cannabis supplies and consumables	4,361	5,255
Retail	2,397	—
Millwork	35	—
	29,503	25,613

During the year ended December 31, 2021, inventories of $48.6 million were recognized in cost of sales as an expense (year ended December 31, 2020 - $51.7 million). During the year ended December 31, 2021, the Company recognized inventory write downs of $17.5 million (year ended December 31, 2020 - $56.9 million), of which $17.0 million (year ended December 31, 2020 - $45.9 million) was recognized as an impaired and obsolete inventory provision, and $0.5 million (year ended December 31, 2020 - $11.0 million) was included in the change in fair value realized through inventory as the fair value component of the impaired and obsolete inventory provision.